Exhibit 34.23

Report of Independent Registered Public Accounting Firm

Senior Management

Rialto Capital Advisors, LLC

We have examined Management’s Assertion, included in the accompanying Management’s Assertion on Compliance with Applicable Regulation AB Servicing Criteria (“Management Assertion”), that Rialto Capital Advisors, LLC (“Rialto”), complied with the servicing criteria set forth in Item 1122(d) of the Securities and Exchange Commission’s (SEC) Regulation AB with respect to the commercial mortgage loan platform (“Regulation AB Platform”) as defined in the Management Assertion related to the below-named Commercial Mortgage-Asset Backed Securities Transactions, except for any instances of material non-compliance described therein, as of December 31, 2017, and for the reporting period of January 1, 2017, to December 31, 2017, or the applicable shorter period there within, excluding criteria 1122 (d)(1)(iii), (d)(3)(ii), (d)(3)(iii), (d)(3)(iv), (d)(4)(iv), (d)(4)(v), (d)(4)(ix), (d)(4)(x) (d)(4)(xi), (d)(4)(xii), (d)(4)(xiii), (d)(4)(xiv), and (d)(4)(xv), which management has determined are not applicable to the activities performed by Rialto with respect to the platform.

Pooling and Servicing Agreements	Applicable Certification Period

WFRBS 2012-C8	January 1, 2017 to December 31, 2017

FDIC 2012-C1	January 1, 2017 to December 31, 2017

WFCM 2012-LC5	January 1, 2017 to December 31, 2017

UBS-Barclays 2012-C3	January 1, 2017 to December 31, 2017

UBS-Barclays 2012-C4	January 1, 2017 to December 31, 2017

GSMS 2012-GCJ9	January 1, 2017 to December 31, 2017

JPMCC 2012-LC9	January 1, 2017 to December 31, 2017

COMM 2013-LC6	January 1, 2017 to December 31, 2017

WFRBS 2013-C12	January 1, 2017 to December 31, 2017

UBS-Barclays 2013-C6	January 1, 2017 to December 31, 2017

GSMS 2013-GCJ12	January 1, 2017 to December 31, 2017

WFRBS 2013-C14	January 1, 2017 to December 31, 2017

WFRBS 2011-C5	January 1, 2017 to December 31, 2017

WFCM 2013-LC12	January 1, 2017 to December 31, 2017

WFRBS 2011-C2	January 1, 2017 to December 31, 2017

WFRBS 2011-C3	January 1, 2017 to December 31, 2017

WFRBS 2011-C4	January 1, 2017 to December 31, 2017

UBS-Citigroup 2011-C1	January 1, 2017 to December 31, 2017

UBS 2012-C1	January 1, 2017 to December 31, 2017

WFRBS 2012-C6	January 1, 2017 to December 31, 2017

GSMS 2011-GC3	January 1, 2017 to December 31, 2017

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COMM 2013-LC13	January 1, 2017 to December 31, 2017

WFRBS 2013-C16	January 1, 2017 to December 31, 2017

GSMS 2013-GCJ16	January 1, 2017 to December 31, 2017

WFRBS 2013-C17	January 1, 2017 to December 31, 2017

GSMS 2012-GC6	January 1, 2017 to December 31, 2017

MSBAM 2013-C13	January 1, 2017 to December 31, 2017

COMM 2014-CCRE14	January 1, 2017 to December 31, 2017

MSBAM 2014-C14	January 1, 2017 to December 31, 2017

WFRBS 2014-LC14	January 1, 2017 to December 31, 2017

COMM 2014-LC15	January 1, 2017 to December 31, 2017

WFRBS 2014-C20	January 1, 2017 to December 31, 2017

COMM 2014-CCRE18	January 1, 2017 to December 31, 2017

CGCMT 2014-GC23	January 1 , 2017 to December 31, 2017

MSBAM 2014-C17	January 1, 2017 to December 31, 2017

COMM 2014-UBS5	January 1, 2017 to December 31, 2017

MSBAM 2014-C18	January 1, 2017 to December 31, 2017

COMM 2012-CCRE4	January 1, 2017 to December 31, 2017

COMM 2012-LC4	January 1, 2017 to December 31, 2017

WFRBS 2014-C24	January 1, 2017 to December 31, 2017

JPMBB 2014-C25	January 1, 2017 to December 31, 2017

LCCM 2014-909	January 1, 2017 to December 31, 2017

MLMI 1998-C3	January 1, 2017 to December 31, 2017

WFCM 2014-LC18	January 1, 2017 to December 31, 2017

COMM 2015-DC1	January 1, 2017 to December 31, 2017

GSMS 2015-GC28	January 1, 2017 to December 31, 2017

WFCM 2015-C27	January 1, 2017 to December 31, 2017

WFCM 2015-LC20	January 1, 2017 to December 31, 2017

WFCM 2015-NXS1	January 1, 2017 to December 31, 2017

CSAIL 2015-C2	January 1, 2017 to December 31, 2017

WFCM 2015-NXS2	January 1, 2017 to December 31, 2017

COMM 2015-PC1	January 1, 2017 to December 31, 2017

CSAIL 2015-C3	January 1, 2017 to December 31, 2017

WFCM 2015-SG1	January 1, 2017 to December 31, 2017

WFCM 2015-LC22	January 1, 2017 to December 31, 2017

COMM 2015-CCRE27	January 1, 2017 to December 31, 2017

WFCM 2015-NXS4	January 1, 2017 to December 31, 2017

MSCI 2015-UBS8	January 1, 2017 to December 31, 2017

CSAIL 2016-C5	January 1, 2017 to December 31, 2017

WFCM 2016-C32	January 1, 2017 to December 31, 2017

WFCM 2016-NXS5	January 1, 2017 to December 31, 2017

CGCMT 2015-GC27 (Special Servicer solely for the	January 1, 2017 to December 31, 2017
Boca Hamptons Plaza Portfolio Loan)

WFCM 2016-C33	January 1, 2017 to December 31, 2017

MSBAM 2016-C29	January 1, 2017 to December 31, 2017

CFCRE 2016-C4	January 1, 2017 to December 31, 2017

GSMS 2016-GS2 (Special Servicer solely for the	January 1, 2017 to December 31, 2017
Veritas Multifamily Pool 2 only)

BACM 2016-UBS10	January 1, 2017 to December 31, 2017

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SGCMS 2016-C5	January 1, 2017 to December 31, 2017

WFCM 2016-BNK1	January 1, 2017 to December 31, 2017

CD 2016-CD1	January 1, 2017 to December 31, 2017

GSMS 2016-GS3	January 1, 2017 to December 31, 2017

MSBAM 2016-C31	January 1, 2017 to December 31, 2017

CGCMT 2016-C3	January 1, 2017 to December 31, 2017

CFCRE 2016-C6	January 1, 2017 to December 31, 2017

CSAIL 2016-C7	January 1, 2017 to December 31, 2017

MSCI 2016-UBS12	January 1, 2017 to December 31, 2017

BBCMS 2017-C1	February 27, 2017 to December 31, 2017

GSMS 2017-GS5	March 21, 2017 to December 31, 2017

CGCMT 2017-P7	April 18, 2017 to December 31, 2017

BANK 2017-BNK4	April 19, 2017 to December 31, 2017

CD 2017-CD4	May 17, 2017 to December 31, 2017

CFCRE 2017-C8	June 8, 2017 to December 31, 2017

JPMCC 2017-JP6	June 16, 2017 to December 31, 2017

CD 2017-CD5	August 15, 2017 to December 31, 2017

GSMS 2017-GS7	August 24, 2017 to December 31, 2017

BANK 2017-BNK7	September 28, 2017 to December 31, 2017

CSAIL 2017-CX9	September 29, 2017 to December 31, 2017

UBS 2017-C4	October 18, 2017 to December 31, 2017

UBS 2017-C6	December 13, 2017 to December 31, 2017

BANK 2017-BNK9	December 20, 2017 to December 31, 2017

Management is responsible for Rialto’s compliance with the servicing criteria. Our responsibility is to express an opinion on Management’s Assertion about Rialto’s compliance with the relevant servicing criteria based on our examination.

Our examination was conducted in accordance with attestation standards of the American Institute of Certified Public Accountants, as adopted by the Public Company Accounting Oversight Board (PCAOB) (United States) and, accordingly, included examining on a test basis, evidence about Rialto’s compliance with the servicing criteria and performing such other procedures as we considered necessary in the circumstances. Our examination included a selection of samples of transactions and compliance activities related to the platform during the examination period and determining whether Rialto processed those transactions and performed those activities in compliance with the relevant servicing criteria. Our testing of selected transactions and compliance activities was limited to calculations, reports, and activities performed by Rialto during the period covered by this report. Our procedures did not include determining whether errors may have occurred prior to our tests that may have affected the balances or amounts calculated or reported by Rialto during the period covered by this report for the selected transactions or any other transaction. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on Rialto’s compliance with the servicing criteria.

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In our opinion, Management’s Assertion that Rialto complied with the relevant servicing criteria related to the aforementioned Commercial Mortgage-Asset Backed Securities Transactions, backed by the mortgage collateral pledged under such Commercial Mortgage-Asset Backed Securities Transactions, as of December 31, 2017, and the aforementioned reporting period then ended, is fairly stated, in all material respects.

Atlanta, Georgia.

March 1, 2018.

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